Prudential Global Total Return Fund, Inc.
(the “Fund”)

Supplement dated September 23, 2016 to the Currently Effective Prospectus and Summary Prospectus

Effective as of October 1, 2016, the Fund’s existing contractual cap on Fund expenses will be enhanced and the Fund’s management fee will be reduced. To reflect these changes, the Fund’s Prospectus is hereby revised as follows, effective as of October 1, 2016:

1.	In the Summary Prospectus and Prospectus section entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses table is deleted and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class Z
Management fees	.50%	.50%	.50%	.50%	.50%
+ Distribution and service (12b-1) fees	.25%	1.00%	1.00%	None	None
+ Other expenses	.36%	.36%	.36%	.22%	.36%
= Total annual Fund operating expenses	1.11%	1.86%	1.86%	.72%	.86%
– Fee waiver and/or expense reimbursement	(.23)%	(.23)%	(.23)%	(.14)%	(.23)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	.88%	1.63%	1.63%	.58%	.63%

(1) The Manager has contractually agreed, through February 28, 2018, to reimburse and/or waive fees so that: (1) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), acquired fund fees and expenses, taxes and deferred tax expenses, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.58% of the Fund's average daily net assets; and (2) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, taxes and deferred tax expenses, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.63% of the Fund's average daily net assets. These waivers may not be terminated prior to February 28, 2018 without the prior approval of the Fund’s Board of Directors.

LR897

2.	In the Summary Prospectus and Prospectus section entitled Fund Summary—Fund Fees and Expenses—Example, the table is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 years	10 Years	1 Year	3 Years	5 years	10 Years
Class A	$536	$765	$1,013	$1,721	$536	$765	$1,013	$1,721
Class B	$666	$862	$1,084	$1,872	$166	$562	$984	$1,872
Class C	$266	$562	$984	$2,161	$166	$562	$984	$2,161
Class Q	$59	$216	$387	$881	$59	$216	$387	$881
Class Z	$64	$251	$454	$1,040	$64	$251	$454	$1,040

3.	The Fund currently may invest up to 50% of its total assets in lower-rated securities (including unrated securities that the investment subadviser determines are of comparable quality), also known as “junk” bonds. Effective October 1, 2016, the Fund may only invest up to 35% of its total assets in junk bonds and unrated securities, including unrated securities that the investment subadviser determines are of comparable quality to investment grade securities. All references to the investment limitation of 50% in lower rated and comparable unrated securities in the Summary Prospectus and Prospectus are deleted and replaced with an investment limitation of 35% in junk bonds and all unrated securities.

LR897